ALLOWANCE FOR CREDIT LOSSES	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
ALLOWANCE FOR LOAN AND LEASE LOSSES	Allowance for Credit Losses

Allowance for credit losses - loans and leases. The ACL is a valuation account that is deducted from the amortized cost basis of loans to present the net amount expected to be collected. The ACL is increased by provision expense and decreased by charge-offs, net of recoveries of amounts previously charged-off. First Financial's policy is to charge-off all or a portion of a loan when, in management's opinion, it is unlikely to collect the principal amount owed in full either through payments from the borrower or a guarantor or from the liquidation of collateral. Similarly, upon the Company's determination that a modified loan (or portion of a loan) has subsequently been deemed uncollectible, the loan (or portion of the loan) is written off. Therefore, the amortized cost basis of the loan is reduced by the uncollectible amount and the allowance for credit losses is adjusted by the same amount. Cumulative recovery payments credited to the ACL for any loan do not exceed the amount charged-off. Accrued interest receivable on loans and leases, which totaled $54.1 million and $53.2 million as of December 31, 2025 and December 31, 2024, respectively, is excluded from the estimate of credit losses.

Management estimates the allowance using relevant available information from both internal and external sources, relating to past events, current conditions and reasonable and supportable forecasts. Historical credit loss experience paired with economic forecasts provide the basis for the quantitatively modeled estimation of expected credit losses. First Financial adjusts its quantitative model, as necessary, to reflect conditions not already considered by the quantitative model. These adjustments are commonly known as the Qualitative Framework.

The ACL is measured on a collective (pool) basis when similar risk characteristics exist. The Company has identified the following portfolio segments and measures the ACL using the following methods:

Commercial and industrial – C&I loans include revolving lines of credit and term loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases, leasehold improvements or other projects. C&I loans are generally underwritten individually and secured with the assets of the Company and/or the personal guarantee of the business owners. C&I loans also include ABL, equipment and leasehold improvement financing for franchisees in the quick service and casual dining restaurant sector, insurance premium financing and commission-based loans to insurance agents and brokers. ABL transactions typically involve larger commercial clients and are secured by specific assets, such as inventory, accounts receivable, machinery and equipment. In the franchise lending space, First Financial focuses on a limited number of restaurant concepts that have sound economics, low closure rates and strong brand awareness within specified local, regional or national markets. Within the insurance lending platform, First Financial serves insurance agents and brokers that are looking to maximize their book-of-business value and grow their agency business, in addition to commercial customers financing their insurance premiums.

Expected default activity in the C&I portfolio is based on forecasted manufacturing overtime hours and business bankruptcies. Changes in forecasted expectations for these economic variables could result in volatility in the Company’s ACL in future periods.

Lease financing – Lease financing consists of lease transactions for the acquisition of both new and used business equipment for commercial clients. Lease products may include tax leases, finance leases, lease lines of credit and interim funding. The credit underwriting for lease transactions includes detailed analysis of the lessee's industry and business model, nature of the equipment, equipment resale values, historical and projected cash flow analysis, secondary sources of repayment and guarantor, in addition to other considerations.

The ACL model for leases sources expected default rates from the C&I portfolio model. Therefore, changes in forecasted expectations for manufacturing overtime hours and business bankruptcies could result in volatility in the Company's ACL as it pertains to finance leases in future periods.

Construction real estate – Real estate construction loans are term loans to individuals, companies or developers used for the construction or development of a commercial or residential property for which repayment will be generated by the sale or permanent financing of the property. Generally, these loans are for construction projects that have been pre-sold, pre-leased or have secured permanent financing, as well as loans to real estate companies with significant equity invested in the project. An independent credit team underwrites construction real estate loans, which are managed by experienced lending officers and monitored through the construction phase by a centralized funding desk that manages loan disbursements.

The construction ACL model is adjusted for forecasted changes in rental vacancy rates in the Bank’s geographic footprint, CRE prices and median asking rent. Changes in forecasted expectations for these economic variables could result in volatility in the Company's ACL in future periods.

Commercial real estate - owner & investor – Commercial real estate loans consist of term loans secured by a mortgage lien on real estate properties such as apartment buildings, office and industrial buildings and retail shopping centers. Additionally, the Company's franchise lending activities discussed in the "Commercial and Industrial" section often include the financing of real estate in addition to equipment. The credit underwriting for both owner-occupied and investor income producing real estate loans includes detailed market analysis, historical and projected cash flow analysis, appropriate equity margins, assessment of lessees and lessors, environmental risks and the type, age, condition and location of real estate, among other factors.

First Financial models owner-occupied and investor CRE separately when determining the ACL. For owner occupied CRE, the model is adjusted for forecasted changes in S&P 500 performance, CRE prices, and business bankruptcies. The investor CRE loans model is adjusted by forecasted S&P 500 performance, the return on rental property (NCREIF Property Index) and business bankruptcies. Changes in forecasted expectations for these economic variables could result in volatility in the Company’s ACL in future periods.

Residential real estate – Residential real estate loans represent loans to consumers for the financing of a residence. These loans generally have a 15 to 30 year term and a fixed interest rate, but may have a shorter term to maturity or an adjustable interest rate. In most cases, these loans are extended to borrowers to finance their primary residence. First Financial sells residential real estate loan originations into the secondary market on both servicing retained and servicing released bases. Residential real estate loans are generally underwritten to secondary market lending standards, utilizing underwriting processes that rely on empirical data to assess credit risk as well as analysis of the borrower's ability to repay their obligations, credit history, the amount of any down payment and the market value or other characteristics of the property. First Financial also offers a residential mortgage product that features similar borrower credit characteristics but a more streamlined underwriting process than typically required to sell to government-sponsored enterprises and thus is retained on the Consolidated Balance Sheets.

The residential real estate ACL model is adjusted for forecasted changes in mortgage debt service ratio, home sales, and disposable income. Changes in forecasted expectations for these economic variables could result in volatility in the Company's ACL in future periods.

Home equity – Home equity lending includes both term loans and revolving lines of credit secured by a first or second lien on the borrower’s residence. Home equity lending underwriting considerations include the borrower's credit history as well as debt-to-income and loan-to-value policy limits.

The home equity ACL model is adjusted for forecasted changes in personal bankruptcies and outstanding consumer credit. Changes in forecasted expectations for these economic variables could result in volatility in the Company's ACL in future periods.

Installment – Installment lending consists of consumer loans not secured by real estate, including loans secured by automobiles and unsecured personal loans.

The installment ACL model is adjusted for forecasted changes in outstanding consumer credit and CPI. Changes in forecasted expectations for these economic variables could result in volatility in the Company's ACL in future periods.

Credit card – Credit card lending consists of secured and unsecured revolving lines of credit to consumer and business customers. Credit card lines are generally available for an indefinite period of time as long as the borrower's credit characteristics do not materially or adversely change, but lines are unconditionally cancellable by the Company at any time.

The credit card ACL model is adjusted for forecasted changes in prime rate, outstanding consumer credit and household mortgage debt service ratio. Changes in forecasted expectations for these economic variables could result in volatility in the Company's ACL in future periods.

The Company utilized the Moody's December baseline forecast as its R&S forecast in the quantitative model. For reasonableness, the Company also considered the impact to the model from alternative, more adverse economic forecasts, and alternative prepayment speeds. These alternative analyses were utilized to inform the Company's qualitative adjustments. Additionally, First Financial considered its credit exposure to certain industries believed to be at risk for future credit stress, such as franchise, office, hotel and investor commercial real estate lending when making qualitative adjustments to the ACL model.

First Financial's ACL is influenced by loan volumes, risk rating migration or delinquency status, and other conditions impacting loss expectations, such as reasonable and supportable forecasts of economic conditions.  For the twelve months ended December 31, 2025, the ACL increased primarily due to the Westfield acquisition and organic loan growth. In accordance with the early adoption of ASU 2025-08 the Company recorded a $23.7 million increase to the ACL with a corresponding increase to Goodwill to account for the expected losses on loans acquired from Westfield. For additional detail regarding the impact of the Westfield acquisition on the ACL and the early adoption of ASU 2025-08, see Note 2 - Accounting Standards Recently Adopted or Issued.

Changes in the allowance by loan category as of December 31 were as follows:

	2025
(Dollars in thousands)	Commercial & industrial	Lease financing	Construction real estate	Commercial real estate	Residential real estate	Home equity	Installment	Credit card	Total
Allowance for credit losses
Balance at beginning of year	$49,987	$13,079	$19,216	$35,721	$17,822	$14,774	$3,564	$2,628	$156,791
Initial allowance on purchased loans	14,084	0	876	3,183	3,352	697	1,460	0	23,652
Provision for credit losses	32,108	4,827	(2,896)	1,786	(3,060)	508	1,112	2,140	36,525
Gross charge-offs	(21,975)	(3,276)	(245)	(3,538)	(167)	(373)	(4,832)	(2,269)	(36,675)
Recoveries	951	532	0	1,237	137	429	2,570	338	6,194
Total net charge-offs	(21,024)	(2,744)	(245)	(2,301)	(30)	56	(2,262)	(1,931)	(30,481)
Ending allowance for credit losses	$75,155	$15,162	$16,951	$38,389	$18,084	$16,035	$3,874	$2,837	$186,487

	2024
(Dollars in thousands)	Commercial & industrial	Lease financing	Construction real estate	Commercial real estate	Residential real estate	Home equity	Installment	Credit card	Total
Allowance for credit losses
Balance at beginning of year	$44,319	$12,365	$11,003	$34,903	$18,088	$13,322	$4,888	$2,545	$141,433
Provision for credit losses	17,705	4,018	8,213	11,232	(229)	1,239	4,852	2,181	49,211
Gross charge-offs	(14,648)	(3,392)	0	(10,633)	(143)	(447)	(7,460)	(2,586)	(39,309)
Recoveries	2,611	88	0	219	106	660	1,284	488	5,456
Total net charge-offs	(12,037)	(3,304)	0	(10,414)	(37)	213	(6,176)	(2,098)	(33,853)
Ending allowance for credit losses	$49,987	$13,079	$19,216	$35,721	$17,822	$14,774	$3,564	$2,628	$156,791

	2023
(Dollars in thousands)	Commercial & industrial	Lease financing	Construction real estate	Commercial real estate	Residential real estate	Home equity	Installment	Credit card	Total
Allowance for credit losses
Balance at beginning of year	$42,313	$3,571	$13,527	$41,106	$12,684	$12,447	$4,945	$2,384	$132,977
Provision for credit losses	19,647	13,162	(2,524)	(3)	5,196	600	5,944	1,052	43,074
Gross charge-offs	(19,175)	(4,423)	0	(8,723)	(39)	(340)	(6,442)	(1,173)	(40,315)
Recoveries	1,534	55	0	2,523	247	615	441	282	5,697
Total net charge-offs	(17,641)	(4,368)	0	(6,200)	208	275	(6,001)	(891)	(34,618)
Ending allowance for credit losses	$44,319	$12,365	$11,003	$34,903	$18,088	$13,322	$4,888	$2,545	$141,433

Allowance for credit losses - unfunded commitments. First Financial estimates expected credit losses over the contractual period in which the Company is exposed to credit risk via a contractual obligation to extend credit, unless that obligation is unconditionally cancellable by the Company. The estimate includes consideration of the likelihood that funding will occur and an estimate of expected credit losses on commitments expected to be funded over its estimated life consistent with the Company's ACL methodology for loans and leases.

First Financial determined the adequacy of this reserve based upon an evaluation of the unfunded credit facilities, which included consideration of historical commitment utilization experience, credit risk ratings and historical loss rates, consistent with the Company's ACL methodology at the time.

The ACL on unfunded commitments was $20.2 million as of December 31, 2025 and included $2.2 million recorded in conjunction with the Westfield acquisition. The ACL on unfunded commitments was $16.9 million as of December 31, 2024.

First Financial recorded $1.1 million of provision expense related to the ACL on unfunded commitments for the twelve months ended December 31, 2025 and $1.6 million of provision recapture related to the ACL on unfunded commitments for the twelve months ended December 31, 2024. Provision expense for unfunded commitments was immaterial for the twelve months ended December 31, 2023.